[Logo] M F S(R)
INVESTMENT MANAGEMENT                                         ANNUAL REPORT
WE INVENTED THE MUTUAL FUND(R)                                DECEMBER 31, 2000


                    A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) GROWTH WITH
                    INCOME SERIES

MFS(R) GROWTH WITH INCOME SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman and Chief Executive Officer,               500 Boylston Street
MFS Investment Management(R)                        Boston, MA 02116-3741

Nelson J. Darling, Jr.+                             DISTRIBUTOR
Private investor and trustee                        MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow+                                   Boston, MA 02116-3741
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment                SHAREHOLDER SERVICE CENTER
Management Company (video franchise)                MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGERS                                  contact your investment professional.
Mitchell D. Dynan*
John D. Laupheimer, Jr.*                            CUSTODIAN
                                                    State Street Bank and Trust Company
TREASURER
James O. Yost*                                      AUDITORS
                                                    Deloitte & Touche LLP
ASSISTANT TREASURERS
Mark E. Bradley*                                    WORLD WIDE WEB
Robert R. Flaherty*                                 www.mfs.com
Laura F. Healy*
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


*MFS Investment Management
+Independent Trustee

--------------------------------------------------------------------------------
  NOT FDIC INSURED                MAY LOSE VALUE              NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
If you've been reading our annual and semiannual reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

o  face-to-face contact with senior management as well as frontline workers

o  analysis of the company's financial statements And balance sheets

o  contact with the company's current and potential customers

o  contact with the company's competitors

o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue and again in its January 22, 2001, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 12 years, with over 15 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance, by finding opportunities before they are generally recognized by the market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 16, 2001

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the twelve months ended December 31, 2000, the series' Initial Class shares provided a total return of -0.15% and the Service Class shares provided a total return of -0.29%. This return, which includes the reinvestment of distributions, compare to a return over the same period of -9.11% for series' benchmark, the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

We manage the series as a diversified equity portfolio with a long-term investment horizon. Consequently, we look for high-quality companies with superior growth characteristics whose stocks are selling at reasonable prices relative to those growth prospects, more specifically, our estimate of those growth prospects based on our in-house research. For investors, this approach is designed to have the series potentially outperform the broad U.S. equity market over time, but with less volatility.

This may sound simplistic, but we believe for investors to gain the benefit of investing in the equity market, they need to stay invested in the equity market. It is interesting that historically, the most powerful upward moves by the market have tended to come at times when investor sentiment was just plain awful -- when the greatest temptation was to seek shelter. Our view is that if we can provide some comfort during these periods, shareholders may keep a greater proportion of their wealth invested, and may have a better chance of working toward their long-term investment goals.

Last year was challenging -- the first down year for the S&P 500 since 1990, and the steepest calendar-year decline since 1974. But it was also a great year to be a diversified, value-conscious growth investor. The market's concentration in technology gave us an extraordinary opportunity to find what we believe were high-quality companies at depressed valuations in overlooked industries such as commercial insurance, commercial aerospace, food retailing, and energy. As a result, the portfolio's return was down just slightly during the period in an extremely volatile market.

Particularly hard hit in 2000 were technology stocks. We started the year with a technology weighting that was close to that of the S&P 500. Our investments were focused on leading telecommunications equipment, networking, storage, and semiconductor companies, in other words, groups within technology that exhibited strong earnings growth and that actually performed well during the first half of the year. Toward the end of the first quarter, we began to reduce our technology weighting, a process that continued over the balance of the year. Increasingly, our analysts were seeing signs that capital spending and earnings growth in these groups were beginning to decelerate. At the end of the period, our technology weighting stood at approximately 15% of the series' total assets.

Outside technology, the common theme in our investment strategy has been our emphasis on stocks with visible, dependable near-term earnings growth, whether in cyclical industries benefiting from a return of pricing power, such as insurance, aerospace, energy or traditionally dependable growers, such as pharmaceuticals and food retailing. We believe many of these sectors were overlooked early in the year and benefited the series' recent performance as concerns about slower economic growth emerged.

A year ago, we were operating in a market with extreme divergences -- growth versus value, new economy versus old economy, and technology versus just about anything else. Over the past twelve months, however, these divergences have mostly reversed course as we've seen valuations converge. Consequently, we think that performance across these various sectors of the market will be more balanced. In other words, we believe it will be a great market for picking individual stocks, and fundamental bottom-up research will be critical to outpacing the market averages.

We've seen the economy continue to slow, and we believe it is likely that the Federal Reserve Board will begin cutting interest rates early in 2001. While lower interest rates could help equities, we expect that volatility may continue as investor sentiment swings between the agony of slower growth and the ecstasy of lower interest rates. Historically sentiment usually swings to extremes in the short run, while fundamentals shift in much slower patterns. We continue to believe that by focusing on long-term, company-specific fundamentals, we will be able to take advantage of these short-term swings and find great companies selling at discounts compared to their long-term value.

    Respectfully,

/s/ Mitchell D. Dynan                               /s/ John D. Laupheimer, Jr.

    Mitchell D. Dynan                                   John D. Laupheimer, Jr.
    Portfolio Manager                                   Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

Mitchell D. Dynan, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)). He is a portfolio manager of Massachusetts Investors Trust, America's oldest mutual fund, and the growth and income portfolios of our variable annuity products. He joined MFS in 1986 as a research analyst and was named Assistant Vice President in 1987, Vice President in 1988, portfolio manager in 1995, and Senior Vice President in 1999. From 1983 to 1986, Mitch worked as a securities analyst on Wall Street. He started his career as a bank lending officer in 1979. A graduate of Tufts University, he is a member of The Boston Security Analysts Society, Inc. He holds the Chartered Financial Analyst (CFA) designation.

John D. Laupheimer, Jr., CFA, is Senior Vice President and Director of Equity Research of MFS Investment Management(R) (MFS(R)). He is lead portfolio manager of Massachusetts Investors Trust, America's oldest mutual fund. As Director of Equity Research, he is responsible for the hiring, training, and industry assignments of our team of equity research analysts, as well as the overall strategic direction of our MFS Original Research(R) process. John also manages the growth and income and core equity portfolios of our variable annuity, offshore, and institutional product lines. He joined the MFS Research Department in 1981 as a research analyst. He was named portfolio manager in 1987, Senior Vice President in 1995, and Director of Equity Research in 1999. John is a graduate of Boston University and MIT's Sloan School of Management. He holds the Chartered Financial Analyst (CFA) designation and is a member of The Boston Security Analysts Society, Inc.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.







This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks reasonable current income and long-term growth of capital and income.

Commencement of investment operations: October 9, 1995

Class inception: Initial Class October 9, 1995
                 Service Class May 1, 2000

Size: $501.3 million as of December 31, 2000

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series' Initial Class in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, October 9, 1995, through December 31, 2000. Index information is from October 1, 1995.)

                                          MFS Growth         Standard & Poor's
                                       With Income Series       500 Composite
                                       -- Initial Class             Index
--------------------------------------------------------------------------------
10/95                                       $10,000               $10,000
12/96                                        13,272                13,036
12/97                                        17,225                17,386
12/98                                        21,070                22,354
12/99                                        22,481                27,058
12/00                                        22,448                24,594

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2000

INITIAL CLASS
                                                   1 Year              3 Years              5 Years                Life*
--------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                            -0.15%              +30.32%             +110.49%             +124.48%
--------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                        -0.15%              + 9.23%             + 16.04%             + 16.73%
--------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                                   1 Year              3 Years              5 Years                Life*
--------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                            -0.29%              +30.13%             +110.19%             +124.16%
--------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                        -0.29%              + 9.18%             + 16.01%             + 16.70%
--------------------------------------------------------------------------------------------------------------------------

COMPARATIVE INDEX(+)
                                                   1 Year              3 Years              5 Years                Life*
--------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#             -9.11%              +12.26%             + 18.33%             + 18.70%
--------------------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the series' investment operations, October 9, 1995, through December 31, 2000.
    Index information is from October 1, 1995.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual not annualized.

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 2000

Stocks - 95.6%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES                  VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 85.9%
  Aerospace - 5.1%
    Boeing Co.                                                         121,500           $  8,019,000
    General Dynamics Corp.                                              24,108              1,880,424
    United Technologies Corp.                                          202,710             15,938,074
                                                                                         ------------
                                                                                         $ 25,837,498
-----------------------------------------------------------------------------------------------------
  Auto Parts - 0.2%
    Delphi Automotive Systems Corp.                                     73,600           $    828,000
-----------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 3.6%
    Bank One Corp.                                                      61,200           $  2,241,450
    Capital One Financial Corp.                                         14,700                967,444
    Chase Manhattan Corp.                                               86,850              3,946,247
    Firstar Corp.                                                       29,300                681,225
    John Hancock Financial Services, Inc.                               24,400                918,050
    PNC Financial Services Group Co.                                    54,800              4,003,825
    Wells Fargo Co.                                                     91,377              5,088,556
                                                                                         ------------
                                                                                         $ 17,846,797
-----------------------------------------------------------------------------------------------------
  Biotechnology - 2.0%
    Abbott Laboratories, Inc.                                           21,700           $  1,051,094
    Pharmacia Corp.                                                    149,713              9,132,493
                                                                                         ------------
                                                                                         $ 10,183,587
-----------------------------------------------------------------------------------------------------
  Business Machines - 2.7%
    Hewlett-Packard Co.                                                 15,400           $    486,063
    International Business Machines Corp.                              115,200              9,792,000
    Sun Microsystems, Inc.*                                            111,404              3,105,386
                                                                                         ------------
                                                                                         $ 13,383,449
-----------------------------------------------------------------------------------------------------
  Business Services - 3.4%
    Automatic Data Processing, Inc.                                    124,700           $  7,895,069
    Computer Sciences Corp.*                                            57,200              3,439,150
    DST Systems, Inc.*                                                   3,570                239,190
    First Data Corp.                                                   104,000              5,479,500
                                                                                         ------------
                                                                                         $ 17,052,909
-----------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.5%
    Motorola, Inc.                                                      26,916           $    545,049
    Sprint Corp. (PCS Group)*                                           92,974              1,900,156
                                                                                         ------------
                                                                                         $  2,445,205
-----------------------------------------------------------------------------------------------------
  Chemicals - 0.5%
    Dow Chemical Co.                                                    14,300           $    523,738
    E.I. du Pont de Nemours & Co., Inc.                                 13,949                673,911
    Rohm & Haas Co.                                                     32,600              1,183,787
                                                                                         ------------
                                                                                         $  2,381,436
-----------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.9%
    BEA Systems, Inc.*                                                   6,200           $    417,337
    Compaq Computer Corp.                                              136,100              2,048,305
    Dell Computer Corp.*                                                87,200              1,520,550
    I2 Technologies, Inc.*                                               4,500                244,688
    Mercury Interactive Corp.*                                           2,400                216,600
                                                                                         ------------
                                                                                         $  4,447,480
-----------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.6%
    Microsoft Corp.*                                                   184,604           $  8,007,199
-----------------------------------------------------------------------------------------------------
  Computer Software - Systems - 1.7%
    Computer Associates International, Inc.                              9,388           $    183,066
    EMC Corp.*                                                          33,700              2,241,050
    Oracle Corp.*                                                      169,464              4,925,047
    VERITAS Software Corp.*                                             14,500              1,268,750
                                                                                         ------------
                                                                                         $  8,617,913
-----------------------------------------------------------------------------------------------------
  Conglomerates - 1.5%
    Tyco International Ltd.                                            133,354           $  7,401,147
-----------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 2.3%
    Cintas Corp.                                                        12,100           $    643,569
    Clorox Co.                                                           8,562                303,951
    Colgate-Palmolive Co.                                               49,664              3,205,811
    Gillette Co.                                                        54,604              1,972,570
    Home Depot, Inc.                                                    10,000                456,875
    Philip Morris Cos., Inc.                                            99,100              4,360,400
    Procter & Gamble Co.                                                 7,973                625,382
                                                                                         ------------
                                                                                         $ 11,568,558
-----------------------------------------------------------------------------------------------------
  Electrical Equipment - 3.1%
    General Electric Co.                                               328,073           $ 15,726,999
-----------------------------------------------------------------------------------------------------
  Electronics - 1.4%
    Analog Devices, Inc.*                                                3,700           $    189,394
    Flextronics International Ltd.*                                     22,400                638,400
    Intel Corp.                                                         57,100              1,716,569
    Linear Technology Corp.                                              4,600                212,750
    Micron Technology, Inc.*                                            12,400                440,200
    Solectron Corp.*                                                    17,900                606,810
    Texas Instruments, Inc.                                             66,000              3,126,750
    Xilinx, Inc.*                                                        3,000                138,375
                                                                                         ------------
                                                                                         $  7,069,248
-----------------------------------------------------------------------------------------------------
  Energy - 0.6%
    TXU Corp.                                                           71,917           $  3,186,822
-----------------------------------------------------------------------------------------------------
  Entertainment - 0.9%
    Infinity Broadcasting Corp., "A"*                                   32,800           $    916,350
    Time Warner, Inc.                                                   13,830                722,479
    Viacom, Inc., "B"*                                                  62,200              2,907,850
                                                                                         ------------
                                                                                         $  4,546,679
-----------------------------------------------------------------------------------------------------
  Financial Institutions - 7.3%
    American Express Co.                                                69,000           $  3,790,688
    Bank of New York Co., Inc.                                          11,100                612,581
    Citigroup, Inc.                                                     83,633              4,270,510
    Federal National Mortgage Assn.                                     66,100              5,734,175
    Freddie Mac                                                        186,838             12,868,467
    Merrill Lynch & Co., Inc.                                            9,200                627,325
    Morgan Stanley Dean Witter & Co.                                     7,500                594,375
    State Street Corp.                                                  63,582              7,897,520
                                                                                         ------------
                                                                                         $ 36,395,641
-----------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.7%
    Anheuser-Busch Cos., Inc.                                           28,600           $  1,301,300
    Coca-Cola Co.                                                       62,732              3,822,731
    PepsiCo., Inc.                                                      20,760              1,028,918
    Quaker Oats Co.                                                     25,300              2,463,587
    Sysco Corp.                                                          3,700                111,000
                                                                                         ------------
                                                                                         $  8,727,536
-----------------------------------------------------------------------------------------------------
  Insurance - 6.6%
    AFLAC, Inc.                                                         53,000           $  3,825,938
    American International Group, Inc.                                  74,268              7,320,040
    CIGNA Corp.                                                         38,388              5,078,732
    Hartford Financial Services Group, Inc.                            134,520              9,500,475
    Lincoln National Corp.                                              12,894                610,047
    Marsh & McLennan Cos., Inc.                                          5,100                596,700
    MetLife, Inc.*                                                       7,000                245,000
    St. Paul Cos., Inc.                                                 94,500              5,132,531
    UnumProvident Corp.                                                 39,000              1,048,125
                                                                                         ------------
                                                                                         $ 33,357,588
-----------------------------------------------------------------------------------------------------
  Internet - 0.4%
    America Online, Inc.*                                                5,400           $    187,920
    XO Communications, Inc.*                                            77,300              1,376,906
    Yahoo, Inc.*                                                         9,800                294,613
                                                                                         ------------
                                                                                         $  1,859,439
-----------------------------------------------------------------------------------------------------
  Machinery - 2.1%
    Deere & Co., Inc.                                                  165,900           $  7,600,294
    Ingersoll Rand Co.                                                  41,000              1,716,875
    W.W. Grainger, Inc.                                                 26,900                981,850
                                                                                         ------------
                                                                                         $ 10,299,019
-----------------------------------------------------------------------------------------------------
  Medical and Health Products - 7.4%
    American Home Products Corp.                                        98,526           $  6,261,328
    Bristol-Myers Squibb Co.                                           158,302             11,704,454
    Johnson & Johnson Co.                                                8,623                905,954
    Pfizer, Inc.                                                       332,252             15,283,592
    Schering Plough Corp.                                               34,600              1,963,550
    UnitedHealth Group, Inc.*                                           18,070              1,109,046
                                                                                         ------------
                                                                                         $ 37,227,924
-----------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.7%
    Applera Corp.*                                                      31,800           $  2,991,187
    Medtronic, Inc.                                                     93,640              5,653,515
                                                                                         ------------
                                                                                         $  8,644,702
-----------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.6%
    Alcoa, Inc.                                                         89,000           $  2,981,500
-----------------------------------------------------------------------------------------------------
  Oil Services - 1.4%
    Baker Hughes, Inc.                                                 100,700           $  4,185,344
    Global Marine, Inc.*                                                27,500                780,312
    Schlumberger Ltd.                                                   28,500              2,278,219
                                                                                         ------------
                                                                                         $  7,243,875
-----------------------------------------------------------------------------------------------------
  Oils - 4.8%
    Chevron Corp.                                                       16,990           $  1,434,593
    Coastal Corp.                                                        5,100                450,394
    Conoco, Inc.                                                       180,400              5,220,325
    Exxon Mobil Corp.                                                  167,432             14,556,119
    Occidental Petroleum Corp.                                          11,500                278,875
    Santa Fe International Corp.                                        11,400                365,513
    Transocean Sedco Forex, Inc.                                        37,500              1,725,000
                                                                                         ------------
                                                                                         $ 24,030,819
-----------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.7%
    Gannett Co., Inc.                                                   66,269           $  4,179,089
    New York Times Co.                                                 107,800              4,318,737
                                                                                         ------------
                                                                                         $  8,497,826
-----------------------------------------------------------------------------------------------------
  Restaurants - 0.1%
    McDonald's Corp.                                                     8,320           $    282,880
-----------------------------------------------------------------------------------------------------
  Retail - 3.6%
    CVS Corp.                                                          149,876           $  8,983,193
    RadioShack Corp.                                                     9,800                419,562
    Wal-Mart Stores, Inc.                                              165,964              8,816,837
                                                                                         ------------
                                                                                         $ 18,219,592
-----------------------------------------------------------------------------------------------------
  Supermarkets - 3.3%
    Kroger Co.*                                                        106,104           $  2,871,439
    Safeway, Inc.*                                                     216,490             13,530,625
                                                                                         ------------
                                                                                         $ 16,402,064
-----------------------------------------------------------------------------------------------------
  Telecommunications - 7.2%
    Alltel Corp.                                                        58,970           $  3,681,939
    American Tower Corp., "A"*                                          15,700                594,638
    BroadWing, Inc.*                                                    59,300              1,352,781
    Cabletron Systems, Inc.*                                            75,300              1,134,206
    CIENA Corp.*                                                        16,300              1,324,375
    Cisco Systems, Inc.*                                               276,512             10,576,584
    Comcast Corp., "A"*                                                  8,200                342,350
    Corning, Inc.                                                      122,200              6,453,688
    Lucent Technologies, Inc.                                          119,300              1,610,550
    Qwest Communications International, Inc.*                           74,200              3,042,200
    SBC Communications, Inc.                                           125,769              6,005,470
                                                                                         ------------
                                                                                         $ 36,118,781
-----------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.8%
    AES Corp.*                                                          10,300           $    570,362
    Exelon Corp.                                                        97,655              6,856,358
    NiSource, Inc.                                                      46,500              1,429,875
                                                                                         ------------
                                                                                         $  8,856,595
-----------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.9%
    Dominion Resources, Inc.                                             5,700           $    381,900
    Dynegy, Inc.                                                         6,300                353,194
    Enron Corp.                                                         19,200              1,596,000
    Williams Cos., Inc.                                                 56,900              2,272,444
                                                                                         ------------
                                                                                         $  4,603,538
-----------------------------------------------------------------------------------------------------
  Utilities - Telephone - 1.3%
    BellSouth Corp.                                                     17,504           $    716,570
    Verizon Communications                                             111,840              5,605,980
                                                                                         ------------
                                                                                         $  6,322,550
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                        $430,602,795
-----------------------------------------------------------------------------------------------------
Foreign Stocks - 9.7%
  Bermuda - 0.4%
    Global Crossing Ltd. (Telecommunications)*                          63,700           $    911,706
    Tycom Ltd. (Utilities-Telephone)*                                   47,800              1,069,525
                                                                                         ------------
                                                                                         $  1,981,231
-----------------------------------------------------------------------------------------------------
  Canada - 1.2%
    Canadian National Railway Co. (Railroads)                           38,834           $  1,152,885
    Nortel Networks Corp. (Telecommunications)                         160,500              5,146,031
                                                                                         ------------
                                                                                         $  6,298,916
-----------------------------------------------------------------------------------------------------
  Japan - 0.3%
    Fast Retailing Co. (Retail)                                          7,300           $  1,429,594
-----------------------------------------------------------------------------------------------------
  Netherlands - 2.3%
    Akzo Nobel N.V. (Chemicals)                                         72,500           $  3,893,619
    ING Groep N.V. (Financial Services)*                                16,418              1,311,496
    Royal Dutch Petroleum Co. (Oils)                                    99,900              6,121,135
                                                                                         ------------
                                                                                         $ 11,326,250
-----------------------------------------------------------------------------------------------------
  Switzerland - 1.6%
    Nestle S.A. (Food and Beverage Products)                             1,675           $  3,907,369
    Novartis AG (Medical and Health Products)                            2,300              4,066,589
    Syngenta AG (Chemical)*                                              2,622                140,776
                                                                                         ------------
                                                                                         $  8,114,734
-----------------------------------------------------------------------------------------------------
  United Kingdom - 3.9%
    AstraZeneca Group PLC (Medical and Health Products)                 37,100           $  1,871,676
    BP Amoco PLC, ADR (Oils)                                           219,384             10,503,009
    Diageo PLC (Food and Beverage Products)*                           204,660              2,294,442
    HSBC Holdings PLC (Banks and Credit Cos.)*                         165,392              2,435,195
    Reuters Group PLC, ADR (Business Services)                          17,190              1,693,215
    Vodafone Group PLC (Telecommunications)*                           252,648                927,151
                                                                                         ------------
                                                                                         $ 19,724,688
-----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                     $ 48,875,413
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $450,223,276)                                             $479,478,208
-----------------------------------------------------------------------------------------------------

Convertible Bond - 0.2%
-----------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-----------------------------------------------------------------------------------------------------
  Oils - 0.1%
    Transocean Sedco Forex Inc., 0s, 2020
                                                                       $   495           $    289,575
-----------------------------------------------------------------------------------------------------
  Telecommunications - 0.1%
    NTL, Inc., 5.75s, 2009                                             $   839                520,424
-----------------------------------------------------------------------------------------------------
Total Convertible Bond (Identified Cost, $1,099,179)                                     $    809.999
-----------------------------------------------------------------------------------------------------
Preferred Stock - 0.1%
-----------------------------------------------------------------------------------------------------
                                                                        SHARES
-----------------------------------------------------------------------------------------------------
  Energy - 0.1%
    TXU Corp. (Identified Cost, $331,880)                              $ 8,200           $    353,625
-----------------------------------------------------------------------------------------------------

Short-Term Obligations - 3.7%
-----------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-----------------------------------------------------------------------------------------------------
    American Express Credit Corp., 6.48s, due 1/02/01                  $ 5,134           $  5,133,076
    Anheuser-Busch, Inc., 6.35s, due 1/02/01                             2,336              2,335,588
    Bank of America, 6.5s, due 1/02/01                                   1,174              1,174,000
    Gannett, Inc., 6.56s, due 1/04/01                                      750                749,590
    General Motors Acceptance Corp., 6.5s, due 1/02/01                   1,071              1,070,807
    Gillette Co., 6.35s, due 1/02/01                                     1,087              1,086,808
    Goldman Sachs Group LP, 6.55s, due 1/02/01 - 1/09/01                 6,416              6,413,800
    Merrill Lynch & Co., Inc., 6.6s, due 1/02/01                           635                634,883
-----------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                          $ 18,598,552
-----------------------------------------------------------------------------------------------------

Repurchase Agreement - 3.6%
-----------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 12/29/00, due 1/2/01, total to
      be received $6,004 (secured by various U.S.
      Treasury obligations), at Cost                                   $     6           $      6,000
    Merrill Lynch, dated 12/29/00, due 1/2/01, total to
      be received $18,241,063 (secured by various U.S.
      Treasury obligations), at Cost                                    18,228             18,228,000
-----------------------------------------------------------------------------------------------------
Total                                                                                    $ 18,234,000
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $488,486,887)                                        $517,474,384

Other Assets, Less Liabilities - (3.2)%                                                   (16,185,630)
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                      $501,288,754
-----------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------------------
DECEMBER 31, 2000
-------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $488,486,887)                        $517,474,384
  Investments of cash collateral for securities loaned, at identified
    cost and value                                                               10,947,902
  Foreign currency, at value (identified cost, $1,208,612)                        1,260,420
  Receivable for investments sold                                                   362,745
  Receivable for series shares sold                                               1,434,178
  Dividends and interest receivable                                                 410,410
  Other assets                                                                        1,530
                                                                               ------------
      Total assets                                                             $531,891,569
                                                                               ------------
Liabilities:
  Payable to custodian                                                         $      4,996
  Payable for investments purchased                                              17,886,959
  Payable for series shares reacquired                                            1,671,309
  Collateral for securities loaned, at value                                     10,947,902
  Payable to affiliates -
    Management fee                                                                   31,113
    Shareholder servicing agent fee                                                   1,218
    Distribution fee                                                                    144
  Accrued expenses and other liabilities                                             59,174
                                                                               ------------
      Total liabilities                                                        $ 30,602,815
                                                                               ------------
Net assets                                                                     $501,288,754
                                                                               ============
Net assets consist of:
  Paid-in capital                                                              $460,648,569
  Unrealized appreciation on investments and translation of assets and
    liabilities in foreign currencies                                            28,979,660
  Accumulated undistributed net realized gain on investments and foreign
    currency transactions                                                         9,175,187
  Accumulated undistributed net investment income                                 2,485,338
                                                                               ------------
      Total                                                                    $501,288,754
                                                                               ============
Shares of beneficial interest outstanding                                       23,871,485
                                                                                ==========
Initial Class of shares:
Net asset value per share
  (net assets of $492,481,003 / 23,451,516 shares of beneficial interest
  outstanding)                                                                    $21.00
                                                                                  ======
Service Class of shares:
Net asset value per share
  (net assets of $8,807,751 / 419,969 shares of beneficial interest
  outstanding)                                                                    $20.97
                                                                                  ======

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                                  $  4,489,551
    Interest                                                                      1,807,436
    Income on securities loaned                                                      33,298
    Foreign taxes withheld                                                          (59,384)
                                                                               ------------
      Total investment income                                                  $  6,270,901
                                                                               ------------
  Expenses -
    Management fee                                                             $  3,288,171
    Trustees' compensation                                                            9,000
    Shareholder servicing agent fee                                                 153,448
    Distribution fee (Service Class)                                                  4,965
    Administrative fee                                                               61,321
    Custodian fee                                                                   155,172
    Printing                                                                         64,892
    Auditing fees                                                                    32,464
    Legal fees                                                                        1,913
    Amortization of organization expenses                                             1,421
    Miscellaneous                                                                     7,085
                                                                               ------------
      Total expenses                                                           $  3,779,852
    Fees paid indirectly                                                            (46,888)
                                                                               ------------
      Net expenses                                                             $  3,732,964
                                                                               ------------
        Net investment income                                                  $  2,537,937
                                                                               ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                    $  9,996,138
    Foreign currency transactions                                                   (52,269)
                                                                               ------------
      Net realized gain on investments and foreign currency transactions       $  9,943,869
                                                                               ------------
  Change in unrealized depreciation -
    Investments                                                                $(14,022,877)
    Translation of assets and liabilities in foreign currencies                      (7,644)
                                                                               ------------
      Net unrealized loss on investments and foreign currency translation      $(14,030,521)
                                                                               ------------
        Net realized and unrealized loss on investments and foreign
          currency                                                             $ (4,086,652)
                                                                               ------------
          Decrease in net assets from operations                               $ (1,548,715)
                                                                               ============

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                              2000                         1999
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $  2,537,937                 $  1,874,666
  Net realized gain on investments and foreign currency
    transactions                                                9,943,869                    9,483,705
  Net unrealized gain (loss) on investments and foreign
    currency translation                                      (14,030,521)                  11,147,548
                                                             ------------                 ------------
    Increase (Decrease) in net assets from operations          (1,548,715)                $ 22,505,919
                                                             ------------                 ------------
Distributions declared to shareholders -
 From net investment income (Initial Class)                  $ (1,847,164)                $ (1,007,248)
  From net realized gain on investments and foreign
    currency
    transactions (Initial Class)                               (3,354,074)                  (1,209,007)
                                                             ------------                 ------------
      Total distributions declared to shareholders           $ (5,201,238)                $ (2,216,255)
                                                             ------------                 ------------
Net increase in net assets from series share
  transactions                                               $117,276,241                 $126,162,535
                                                             ------------                 ------------
      Total increase in net assets                           $110,526,288                 $146,452,199
Net assets:
  At beginning of year                                        390,762,466                  244,310,267
                                                             ------------                 ------------
  At end of year (including accumulated undistributed
    net investment income of $2,485,338 and $1,846,833,
    respectively)                                            $501,288,754                 $390,762,466
                                                             ============                 ============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------------------
INITIAL CLASS SHARES                               2000               1999             1998             1997             1996
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of year              $21.31             $20.11           $16.44           $12.98           $10.61
                                                 ------             ------           ------           ------           ------
Income (loss) from investment operations# -
  Net investment income(S)                       $ 0.12             $ 0.12           $ 0.13           $ 0.16           $ 0.18
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (0.16)              1.22             3.54             3.70             2.42
                                                 ------             ------           ------           ------           ------
      Total from investment operations           $(0.04)            $ 1.34           $ 3.67           $ 3.86           $ 2.60
                                                 ------             ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                     $(0.10)            $(0.06)          $ --             $(0.07)          $(0.09)
  From net realized gain on investments
    and foreign currency transactions             (0.17)             (0.08)            --              (0.29)           (0.13)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   --                 --               --              (0.04)           (0.01)
                                                 ------             ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $(0.27)            $(0.14)          $ --             $(0.40)          $(0.23)
                                                 ------             ------           ------           ------           ------
Net asset value - end of year                    $21.00             $21.31           $20.11           $16.44           $12.98
                                                 ======             ======           ======           ======           ======
Total return                                      (0.15)%             6.69%           22.32%           29.78%           24.46%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                       0.87%              0.88%            0.95%            1.00%            1.01%
  Net investment income                            0.58%              0.56%            0.73%            0.93%            1.52%
Portfolio turnover                                   71%                72%              57%              42%              41%
Net assets at end of year (000 Omitted)        $492,481           $390,762         $244,310          $58,045           $9,174

(S) Prior to October 2, 1998, subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fee. In consideration, the series paid the investment adviser a fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
      Net investment income                        --                 --             $ 0.14           $ 0.13           $ 0.05
      Ratios (to average net assets):
        Expenses##                                 --                 --               0.88%            1.10%            2.07%
        Net investment income                      --                 --               0.80%            0.82%            0.46%
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
--------------------------------------------------------------------------------
                                                                   PERIOD ENDED
SERVICE CLASS SHARES                                          DECEMBER 31, 2000*
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                 $20.90
                                                                      ------
Income from investment operations# -
  Net investment income                                               $ 0.05
  Net realized and unrealized gain on investments and foreign
    currency                                                            0.02
                                                                      ------
      Total from investment operations                                $ 0.07
                                                                      ------
Net asset value - end of period                                       $20.97
                                                                      ======
Total return                                                           (0.62)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                            1.10%+
  Net investment income                                                 0.36%+
Portfolio turnover                                                        71%
Net assets at end of period (000 Omitted)                             $8,808

 * For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Growth with Income Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 2000, there were 93 shareholders in the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the- counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses- Costs incurred by the series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of series operations.

Security Loans - State Street Bank and Trust Company ("State Street") as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2000, the value of securities loaned was $10,562,705 collateralized by cash of $10,947,902 which was invested in the following short-term obligations:

                                                  SHARES               VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    10,947,902         $10,947,902

Forward Foreign Currency Exchange Contracts - The series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

The series will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series custodian fees were reduced by $33,529 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the year, the series custodian fees were reduced by $13,359 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The series policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 2000, $52,268 was reclassified from accumulated undistributed net investment income to accumulated undistributed net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for currency transactions and redemptions in kind. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - The Trustees have adopted a distribution plan for the service class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. A portion of this distribution fee is currently being paid by the series; payment of the remaining 0.05% per annum service class distribution fee will become payable on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the year ended December 31, 2000, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $412,245,974 and $292,395,154, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $492,092,809
                                                                  ------------
Gross unrealized appreciation                                     $ 66,222,171
Gross unrealized depreciation                                      (40,840,596)
                                                                  ------------
    Net unrealized appreciation                                   $ 25,381,575
                                                                  ============

(5) Shares of Beneficial Interest
The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                       YEAR ENDED DECEMBER 31, 2000        YEAR ENDED DECEMBER 31, 1999
                                  ---------------------------------   ---------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            8,759,558       $184,516,509       12,094,104      $ 245,884,679
Shares issued to shareholders in
  reinvestment of distributions          246,386          5,201,213          106,154          2,216,255
Shares redeemed                       (3,890,444)       (81,352,936)      (6,010,291)      (121,938,399)
                                      ----------       ------------       ----------      -------------
    Net increase                       5,115,500       $108,364,786        6,189,967      $ 126,162,535
                                      ==========       ============       ==========      =============

Service Class shares
                                    PERIOD ENDED DECEMBER 31, 2000*
                                  ---------------------------------
                                          SHARES             AMOUNT
-------------------------------------------------------------------
Shares sold                              460,085       $  9,767,975
Shares redeemed                          (40,116)          (856,520)
                                        --------       ------------
Net increase (decrease)                  419,969       $  8,911,455
                                        ========       ============
* For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.

(6) Line of Credit
The series and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2000, was $2,277. The series had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Variable Insurance Trust and Shareholders of MFS Growth With Income Series:

We have audited the accompanying statement of assets and liabilities of MFS Growth With Income Series (the Series) (one of the series constituting the MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Growth With Income Series as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 8, 2001

FEDERAL TAX INFORMATION (Unaudited)

For the year ended December 31, 2000, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 30.38%.

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                          VGI-2 2/01 96M